Exhibit 99.1

Bombe Asset Management LLC Affiliate Acquires Majority Stake Transaction Overview

Legal Disclaimer Additional Information and Where to Find It This document shall not constitute an offer to sell or the solicitation of an offer to buy any securities. The Company plans to file relevant documents with the Securities and Exchange Commission (“SEC”) regarding the proposed transaction. Separately, Bombe will file tender offer materials with the SEC and the Company will file a Solicitation/Recommendation Statement with respect to the tender offer. The tender offer materials (including an Offer to Purchase, a related Letter of Transmittal and certain other offer documents) and the Solicitation/Recommendation Statement will contain important information, which should be read carefully before any decision is made with respect to the tender offer. INVESTORS ARE URGED TO READ THE TENDER OFFER DOCUMENTS, THE SOLICITATION / RECOMMENDATION STATEMENT AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IF AND WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. You may obtain a free copy of the tender offer materials (including an Offer to Purchase, a related Letter of Transmittal and certain other offer documents), the Solicitation/Recommendation Statement and other relevant documents filed by the Company with the SEC at the SEC’s website at www.sec.gov. Copies of the documents filed by the Company with the SEC will be available free of charge on the Company’s website at TheParkingREIT.com or by directing a written request to The Parking REIT, Inc. Forward-looking statements The information contained herein contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are subject to various risks and uncertainties. Forward-looking statements are generally identifiable by use of forward-looking terminology such as “may,” “will,” “should,” “potential,” “intend,” “expect,” “endeavor,” “seek,” “anticipate,” “estimate,” “believe,” “could,” “project,” “predict,” “continue” or other similar words or expressions. Forward-looking statements are based on certain assumptions, discuss future expectations, describe existing or future plans and strategies, contain projections of results of operations, liquidity and/or financial condition or state other forward-looking information. Statements, among others, relating to The Parking REIT’s ability to complete the announced transaction and generate future growth and deliver returns are forward-looking statements, and The Parking REIT cannot assure you that it will achieve such results. The ability of The Parking REIT to predict future events or conditions or their impact or the actual effect of existing or future plans or strategies is inherently uncertain, in particular due to the uncertainties created by the COVID-19 pandemic. Although The Parking REIT believes the expectations reflected in such forward-looking statements are based upon reasonable assumptions, The Parking REIT can give no assurance that the expectations will be attained or that any deviation will not be material. Actual results may differ materially from those contemplated by such forward-looking statements, including as a result of those factors set forth in the Risk Factors section of the Company’s most recent annual report on Form 10-K and subsequent quarterly reports on Form 10-Q. Additional risks and uncertainties include, but are not limited to: the parties’ ability to satisfy the conditions in the definitive agreement; the timing of and ability to obtain any required consents and regulatory clearances and approvals for the transaction; the parties’ ability to recognize the benefits of investments generally, including potential synergies; failure of an investment to achieve its plans and objectives generally; risk that proposed investments may disrupt operations or pose difficulties in employee retention or otherwise affect financial or operating results. Forward-looking statements speak only as of the date they are made, and The Parking REIT undertakes no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time, unless required by law. You are cautioned not to place undue reliance on these forward-looking statements, which reflect The Parking REIT’s view only as of the date of this presentation.

Transaction Highlights • An affiliate of Bombe Asset Management LLC will invest more than $125 million into The Parking REIT, Inc. to become a majority shareholder • Transaction includes contributions of cash and assets • Substantial changes in management and board of directors • Tender offer for approximately 15% of the outstanding common stock at $11.75/share • NAV reset to $11.75 per share • Transaction contingencies and timeline • Transaction is not a liquidity event for shareholders

Background Process In mid-2019 the Company engaged financial and legal advisors to explore a broad range of potential strategic alternatives to provide liquidity to stockholders Initial Approach 100+ The Company approached over 100 potential investors or buyers, receiving proposals from over a dozen. Proposals 12+ The Company engaged in substantive negotiations with four other interested parties before entering into the Purchase Negotiate Agreement with Bombe Asset Management 4

Parties to the Transaction (the Company) Affiliate (the Purchaser) The Parking REIT Advisor (the Advisor)

Transaction Overview Greater than $125 million total consideration from the Purchaser $35 Cash >$90 3 parking assets owned by Purchaser Certain costs incurred by the Company in connection with the transaction • Company will issue Purchaser operating partnership units (OP Units) at $11.75/unit for cash, asset, and technology contributions $10.6 Tender offer for approximately 15% of outstanding shares at $11.75/share $18.2 Purchase 1,549,324 shares from the Advisor and Michael Shustek $20 Warrants for Purchaser to purchase up to 1,702,128 shares of common stock for $11.75 per share (following a liquidity event) (Numbers in millions)

Contributed Bombe Assets


RIVER EAST
CENTER GARAGE
ENTRANCE
ENTRANCE

322 Streeter
312 East Illinois St
Chicago, IL 60611



1W7 Carpark
7 W 7th St
Cincinnati, OH 45202


222 West 7th St
Cincinnati, Ohio
June, 2017

222W7 Carpark
222 W 7th St
Cincinnati, OH 45202

THE PARKING REIT

Additional Transaction Terms • The Advisor will contribute 175,000 shares of Common Stock to establish a settlement escrow for class action settlements • The Advisor will surrender its claim to 400,000 shares of Common Stock due to the Advisor from the Company on December 31, 2021 • Provision for the Purchaser to provide the Company an unsecured line of credit if the transaction does not close by June 1, 2021

Additional Transaction Terms – Management & Board Changes • Michael Shustek will resign as a director and officer of the Company • Manuel Chavez, CEO of Bombe Asset Management, will become the Chief Executive Officer of The Parking REIT • Stephanie Hogue, CIO & Managing Director of Bombe, will become the President of The Parking REIT • The Board will expand to seven directors • Five directors nominated by the Purchaser • Shawn Nelson – an independent director remaining from the current board • One new independent director appointed by the current independent directors of the Company

Additional Transaction Terms – Conditions to Close • Settlement of class action suits • The Circuit Court of Baltimore City, Maryland shall have entered a judgment of dismissal and approval for a class settlement of certain pending putative class action litigation in which the Company is defendant • Close SEC investigation into the Company • The Purchaser shall have received written correspondence from the Securities and Exchange Commission stating that it does not intend to recommend any enforcement action against the Company • Additional customary closing conditions

Transaction Timeline Definitive Satisfy Closing Close Tender Offer Agreement Conditions Transaction January 8, 2021 Est. 4-6 months Est. Q2 2021 As promptly as practicable after closing

Tender Offer Details • Tender offer as promptly as practicable upon closing of the transaction • $11.75/share • 900,506 shares • Potential to increase size of tender to 1,075,506 shares

About Bombe Asset Management LLC Bombe is an alternative asset management fund investing in and optimizing transportation, infrastructure, and real estate assets, with operational expertise in the parking sector. Bombe leadership will have an opportunity to address Company shareholders at a later date

Net Asset Value (NAV) Update On January 8, 2021, the Board of Directors determined the Company’s NAV to be $11.75 per share of Common Stock as of January 8th. In determining the NAV, the board relied upon information provided by the $11.75 Company’s management team and the price per share and unit being paid in connection with this transaction. Year-end 2020 statements reflect ending account values as of 12/31/2020 of $0 with a footnote stating the January 8 NAV of $11.75

Information for Preferred Stockholders • This transaction does not specifically address preferred shares • No changes to the preferred stock terms • Monthly preferred stock distributions that are not paid will accrue and are due to preferred stockholders per the terms of the private placement memorandum • The liquidation preference of the preferred shares has not changed

Conclusion & Frequently Asked Questions (877) 684-6871 contactus@theparkingreit.com